UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



                                  April 1, 2008
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                Date of Report (Date of earliest event reported)


                   California Petroleum Transport Corporation
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                  (Exact name of registrant as specified in its charter)



     Suite 3218, One International Place, Boston, Massachusetts, 02110-2624
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                    (Address of principal executive offices)      (Zip Code)


                                 (617) 951-7690
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               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 1, 2008, Front Voyager Inc., a wholly owned subsidiary of Frontline Ltd. and CalPetro Tankers (Bahamas III) entered into Addendum No. 1 to the Bareboat Charter dated March 31, 2006 (the "Bareboat Charter"), to extend the current term of the Bareboat Charter from April 1, 2008 to April 1, 2009. All other terms and conditions of the Bareboat Charter as described on Form 8-K filed with the Securities and Exchange Commission on April 4, 2006, remain in full force and effect.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorised.

                                      California Petroleum Transport Corporation
                                      ------------------------------------------
                                                   (Registrant)



June 18, 2008                        By: /s/ R Douglas Donaldson
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Date                                 Name:   R Douglas Donaldson
                                     Title:  Treasurer and Principal Financial
                                             Officer


02089.0006 658800a